UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 6, 2013

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition
The information in this Item 2.02 of Form 8-K, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On November 6, 2013, American Eagle Outfitters, Inc. (the "Company") issued a press release announcing, among other things, the Company's revised earnings guidance for the third quarter ended November 2, 2013.  A copy of the press release is attached hereto as Exhibit 99.1.  The revised earnings guidance excludes non-cash charges associated with closing a distribution center, as previously disclosed in the Form 8-K dated September 5, 2013 and filed on September 9, 2013.

Non-GAAP Measures

The revised earnings guidance includes information on non-GAAP earnings per diluted share ("non-GAAP" or "adjusted"). This measure is not based on any standardized methodology prescribed by U.S. generally accepted accounting principles ("GAAP") and is not necessarily comparable to similar measures presented by other companies. The company believes that this non-GAAP information is useful as an additional means for investors to evaluate the company's operating performance, when reviewed in conjunction with the company's GAAP financial statements. These amounts are not determined in accordance with GAAP and therefore, should not be used exclusively in evaluating the company's business and operations.

                                          AMERICAN EAGLE OUTFITTERS, INC.

                                               GAAP to Non-GAAP reconciliation

                                                                   (unaudited)

                                                                                                          13 Weeks Ended

                                                                                                          November 2, 2013

GAAP Diluted EPS - Revised Earnings Guidance                                $0.13

Add back: Non-Cash Asset Impairment Charges*                               $0.06

Non-GAAP Diluted EPS - Revised Earnings Guidance                       $0.19

*- As previously disclosed in the Form 8-K dated September 5, 2013 and filed on September 9, 2013.   Represents range of $11 million to $12 million of non-cash asset impairment charges associated with the closing of a distribution center.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1*	Press release dated November 6, 2013 announcing the Company's revised earnings guidance for the third quarter ended November 2, 2013

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: November 12, 2013	By:	/s/ Scott Hurd
Scott Hurd
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated November 6, 2013 announcing the Company's revised earnings guidance for the third quarter ended November 2, 2013

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.